UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2004

The SCO Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 765-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On December 10, 2004, The SCO Group, Inc. (the “Company”) entered in Change in Control Agreements with the following officers:  Darl C. McBride, Chief Executive Officer; Bert B. Young, Chief  Financial Officer; Christopher Sontag, Sr. Vice President and General Manager, SCO Source Division; Jeff F. Hunsaker, Sr. Vice President and General Manager, UNIX Division; and Ryan Tibbitts, Vice President, General Counsel and Secretary (each, an “Officer”).  Each agreement is effective as of December 10, 2004.  Other than the name of the Officer who is a party to each of the agreements (individually, an “Agreement” and collectively, the “Agreements”), and the address of each Officer, the Agreements are substantially identical.  A copy of the form of the Agreement is attached hereto as Exhibit 99.1.

Pursuant to the terms of each Agreement, the Officer agrees that he or she will not voluntarily leave the employ of the Company in the event any individual, corporation, partnership, company or other entity takes certain steps to effect a Change in Control (as defined in the Agreement) of the Company, until the attempt to effect a Change in Control has terminated, or until a Change in Control occurs.

If the Officer is still employed by the Company when a Change in Control occurs, any stock, stock option or restricted stock granted to the Officer by the Company that would have become vested upon continued employment by the Officer shall immediately vest in full and become exercisable notwithstanding any provision to the contrary of such grant and shall remain exercisable until it expires or terminates in accordance with its terms.

Each Officer shall be solely responsible for any taxes that arise or become due pursuant to the acceleration of vesting that occurs pursuant to the Agreement.

The foregoing summary of the Change in Control Agreements is subject to, and qualified in its entirety by, the form of Change in Control Agreement attached to this Current Report on Form 8-K as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Form of Change in Control Agreement, dated December 10, 2004, by and between the Company and each of Darl C. McBride, Bert B. Young, Christopher Sontag, Jeff F. Hunsaker and Ryan Tibbitts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2004

THE SCO GROUP, INC.

	By:	/s/ Bert B. Young
	Name:	Bert B. Young
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1                           Form of Change in Control Agreement, dated December 10, 2004, by and between the Company and each of Darl C. McBride, Bert B. Young, Christopher Sontag, Jeff F. Hunsaker and Ryan Tibbitts.